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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 23, 2001


                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     NEVADA                       0-27331                      88-0348835
(STATE OR OTHER           (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5. OTHER EVENTS.

         On July 23, 2001, FindWhat.com, a Nevada corporation, announced its results for the quarter ended June 30, 2001 and provided guidance for future financial performance. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7. EXHIBITS.

        (c) EXHIBITS.

          Exhibit No.                         Description

              99 Press Release, dated July 23, 2001, entitled "FINDWHAT.COM ANNOUNCES RECORD SECOND QUARTER RESULTS."




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FINDWHAT.COM

Date: July 23, 2001                              By: /s/ Phillip R. Thune
                                                     -----------------------
                                                     Chief Operating Officer and
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX


          Exhibit No.                         Description

              99 Press Release, dated July 23, 2001, entitled "FINDWHAT.COM ANNOUNCES RECORD SECOND QUARTER RESULTS."